United States Bankruptcy Court
                             District of Delaware

In re:  Uniroyal Technology Corporation              Case No.  02-12471
        Consolidation                                Reporting Period:  Nov 02

                           MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit Copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS                             Form No.  Document  Explanation
                                                         Attached   Attached
Schedule of Cash Receipts and Disbursements     MOR-1       X
  Bank Reconciliation (or copies of debtor's
    bank reconciliations)                       MOR-1       X
  Copies of bank statements                                 X
  Cash disbursements journals
Statement of Operations                         MOR-2       X
Balance Sheet                                   MOR-3       X
Status of Post Petition Taxes                   MOR-4       X
  Copies of IRS Form 6123 or payment receipt
  Copies of tax returns filed during
    reporting period
Summary of Unpaid Post Petition Debts           MOR-4       X
  Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging    MOR-5       X
Debtor Questionnaire                            MOR-5       X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

-------------------------------------           ------------------------
Signature of Debtor                             Date

-------------------------------------           ------------------------
Signature of Joint Debtor                       Date

-------------------------------------           ------------------------
Signature of Authorized Individual*             Date

-------------------------------------           ------------------------
Printed Name of Authorized Individual           Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Uniroyal Technology Corporation    Case No.  02-12471
Consolidation
           Debtor
                                         Reporting Period:  Nov 02

              SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account [See MOR-1 (CON'T)]


                                    CURRENT MONTH           CUMULATIVE TO DATE
                                   ACTUAL   PROJECTED      ACTUAL     PROJECTED
CASH BEGINNING OF MONTH              353           -         645             -

Receipts
Cash Sales                             -           -           -             -
Accounts Receivable                3,505       5,619      10,438        13,633
Loans and Advances                   493           -       1,347             -
Medical                               25           -          77             -
Sale of Assets                         -           -           -             -
Other (Attach List)                    -           -           -            25
Transfers (From DIP Accts)        13,180           -      19,883             -

Total Receipts                    17,203       5,619      31,745        13,658

Disbursements
Payroll and Taxes                  1,481       2,054       4,295         4,739
Inventory Purchases                1,544       1,533       5,113         5,485
Medical                              259         100         600           500
Sales, Use & Other Taxes               -           -           1             -
Secured/Rental/Leases                 74         154         281           352
Utilities                            167         156         269           525
Insurance                             33         (16)        434           418
Repairs & Maintenance                 21          29          23            49
Outside Services                     174         217         415           569
Administrative                        98         107         273           280
Selling                               57          92         179           233
Other (Attach List)                  118         540         247         1,109

Change in Other                      404           -        (202)            -
Transfers (To DIP Accts)          12,699           -      20,035             -

Professional Fees                      -           -           -             -
US Trustee Quarterly Fees              -           -           -             -
Court Costs                            -           -           -             -

Total Disbursements               17,129       4,966      31,963        14,259

Net Cash Flow                         74         653        (218)         (601)

CASH END OF MONTH                    427                     427

*COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

            THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH
  ACTUAL COLUMN)
TOTAL DISBURSEMENTS                                              $17,129
  Less: Transfers to Debtor in Possession Accounts               $12,699
  Plus: Estate disbursements made by outside sources
    (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES  $ 4,430

In         Consolidated                Case No.
re____________________________
  Debtor
                                       Reporting Period:      Nov 2002

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.
                                                                    Cumulative
REVENUES                                            Month         Filing to Date
Gross Revenues                                      3,638             11,617
Less: Returns and allowances                           56                 86
Net Revenue                                         3,582             11,531

COST OF GOODS SOLD
Beginning Inventory                                     -                  -
Add: Purchases                                          -                  -
Add: Cost of Labor                                      -                  -
Add: Other Costs (attach schedule)                  2,930              9,146
Less: Ending Inventory                                  -                  -
Cost of Goods Sold                                  2,930              9,146
Gross Profit                                          652              2,385

OPERATING EXPENSES
Marketing                                              42                 77
Bad Debts                                               -                  -
Contributions                                           -                  -
Employee Training & Relocation                          8                 11
Insider Compensation*                                   -                  -
Insurance                                             120                362
Corporate Services                                      -                  -
Office Expense                                          7                 35
Repairs and Maintenance                                 3                 15
Rent and Lease Expense                                 21                 98
Salaries/Commissions/Fees                             439              1,326
Supplies                                                6                 21
Outside Services                                       93                191
Taxes - Real Estate & Property                         18                 35
Taxes - Other                                           -                (11)
Travel and Entertainment                               41                144
Utilities                                              38                100
Other (attach schedule)                                11                 39
Total Operating Expenses Before Depreciation          847              2,443

Depreciation/Depletion/Amortization                   952              2,942
Net Profit (Loss) Before Other Income & Expenses   (1,147)            (3,000)

OTHER INCOME AND EXPENSES
Other Income (attach schedule)                        119              1,039
Interest Expense                                       91                289
Other Expense (attach schedule)                       151              1,070
Net Profit (Loss) Before Reorganization Items      (1,270)            (3,320)

REORGANIZATION ITEMS
Professional Fees                                       -                  -
U.S. Trustee Quarterly Fees                             -                  -
Interest Earned on Accumulated Cash from
  Chapter 11 (see continuation sheet)                   -                  -
Gain (Loss) from Sale of Equipment                      -                  -
Other Reorganization Expenses (attach schedule)       339              1,198
Total Reorganization Expenses                         339              1,198

Income Taxes                                          (39)              (101)
Net Profit (Loss)                                  (1,570)            (4,417)

In Re: Consolidated                               Case No.
  Debtor
                                                  Reporting Period: Nov 02

                             STATEMENT OF OPERATIONS
                              (Continuation Sheet)

                                                                    Cumulative
BREAKDOWN OF "OTHER" CATEGORY                       Month         Filing to Date

Other Costs
Variable Cost Of Goods Sold                         1,654            5,709
Direct Manufacturing Period                         1,087            2,893
R & D                                                 189              544

Total                                               2,930            9,146

Other Operational Expenses
Bank & Loan Charges                                     8               26
Royalty Expense                                         -                2
Discounts Lost                                          -                2
Rounding                                                3                9

Total                                                  11               39

Other Income
Administration Fees                                    16               66
Medical Expense Clearing                              101              969
Gain On Fixed Assets                                    -                6
Misc Income                                             2               (2)

Total                                                 119            1,039

Other Expenses
Idle Facility Cost                                     27              407
Loss On Fixed Assets                                    -              (12)
Retiree Medical                                        23               47
Medical Expense Clearing                              101              638
Misc Expense                                            -              (10)

Total                                                 151            1,070

Other Reorganization Expenses
Legal                                                 210              699
Financial Advisors                                     50              158
Auditors & Admin                                        7               34
Public Relations                                      (12)             (12)
Committees Fees                                        80              315
Other                                                   4                4

Total                                                 339            1,198

In re: Consolidated                                  Case No.
  Debtor
                                                     Reporting Period: Nov 02

                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

      ASSETS                                      Book Value at     Book Value
                                                  End of Current    on Petition
                                                  Reporting Month       Date
CURRENT ASSETS
Unrestricted Cash and Equivalents                       427             645
Restricted Cash and Cash Equivalents (see
  continuation sheet)                                     -               -
Accounts Receivable, Net                              6,112           4,880
Notes Receivable                                          -               -
Inventories                                          11,310          10,130
Prepaid Expenses                                      1,657           1,725
Professional Retainers                                    -               -
Other Current Assets (attach schedule)                  387             395
TOTAL CURRENT ASSETS                                 19,893          17,775

PROPERTY AND EQUIPMENT
Real property and Improvements                        5,622           5,622
Machinery and Equipment                              66,968          66,984
Furniture, Fixtures and Office Equipment              5,484           6,082
Leasehold Improvements                               13,709          13,778
Vehicles                                                 13              13
Construction In Process                               1,591           1,802
Less: Accumulated Depreciation                       38,165          36,065
TOTAL PROPERTY AND EQUIPMENT                         55,222          58,216

OTHER ASSETS
Loans to Insiders*                                        -               -
Other Assets (attach schedule)                       17,643          17,473

TOTAL ASSETS                                         92,758          93,464

LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                      4,900           2,756
Taxes Payable (Refer to FORM MOR-4)                   1,059           1,108
Wages Payable                                         2,264           1,870
Debt - Secured                                        7,580           6,643
Accrued Benefits & Withholdings                         913           1,238
Retiree Medical                                       5,856           5,704
Professional Fees                                     1,152               5
Amounts Due to Insiders*                                  -               -
InterCompany                                              -               -
Other Postpetition Liabilities (attach schedule)      1,579           1,414
TOTAL POSTPETITION LIABILITIES                       25,303          20,738

LIABILITIES SUBJECT TO COMPROMISE
Secured Debt                                              -               -
Priority Debt                                             -               -
Unsecured Debt                                       62,395          63,249
TOTAL PREPETITION LIABILITIES                        62,395          63,249

TOTAL LIABILITIES                                    87,698          83,987

SHAREHOLDERS' EQUITY
Capital Stock                                           327             327
Additional Paid-in-Capital                          112,291         112,291
Partners' Capital Account                                 -               -
Owner's Equity Account                                    -               -
Retained Earnings - Pre-petition                    (65,787)        (65,787)
Retained Earnings - Post-petition                    (4,417)              -
Adjustments to Shareholders' Equity (attach
  schedule)                                         (37,354)        (37,354)
Postpetition Contributions
  (Distributions)/(Draws) (attach schedule)               -               -
Net Shareholders' Equity                              5,060           9,477

Total Liabilities and Shareholders' Equity           92,758          93,464

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re:  Consolidated                                 Case No.
  Debtor                                             Reporting Period: Nov 2002

                                  BALANCE SHEET
                               Continuation Sheet

                                                  Book Value at     Book Value
                                                  End of Current    on Petition
  ASSETS                                          Reporting Month      Date

Other Current Assets
Other Current Receivables                               387             395
Securities Owned                                          -               -
Current Deferred Tax Asset                                -               -
Other Current Assets                                      -               -

Total                                                   387             395

Other Assets
Investment In Affiliates                                  -               -
L/T Receivables                                           -               -
L/T Investments                                       1,016           1,010
Patents / Trademarks / Goodwill                      14,344          14,392
Loan Costs                                              325               1
L/T Deferred Tax Asset                                    -               -
Other L/T Assets                                      1,958           2,070

Total                                                17,643          17,473

                                                  Book Value at     Book Value
                                                  End of Current    on Petition
    LIABILITIES AND SHAREHOLDERS' EQUITY          Reporting Month      Date

Other Postpetition Liabilities
Accrued Interest                                         45               -
Accrued EPA                                              (6)              -
Accrued Repl. & Adj.                                     10               -
Accrued Other Expenses                                  325             222
Accrued Longevity                                       289             289
Other Liabilities                                       916             903

Total                                                 1,579           1,414

Adjustments to Shareholders' Equity
Treasury Stock                                      (37,354)        (37,354)

Postpetition Contribution (Distributions)/(Draws)

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re Consolidated                                  Case No.
  Debtor
                                                    Reporting Period: Nov 2002

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                               Beginning     Amount                                      Ending
                                                  Tax     Withheld or    Amount      Date    Check No.    Tax
                                               Liability    Accrued       Paid       Paid     or EFT   Liability
Federal
Withholding                                         -            -          -                               -
FICA-Employee                                       -            -          -                               -
FICA-Employer                                       -            -          -                               -
Unemployment                                        -            -          -                               -
Income                                            330          (38)         -                             292
Other                                               -            -          -                               -
  Total Federal Taxes                             330          (38)         -                             292
State and Local
Withholding                                         -            -          -                               -
Sales                                               5           (1)         -                               4
Franchise                                          14            5         12                               7
Income                                            (84)          (1)         -                             (85)
Real Property                                       -            -          -                               -
Personal Property                                 823           19          -                             842
Other                                              (1)           -          -                              (1)
  Total State and Local                           757           22         12                             767
Total Taxes                                     1,087          (16)        12                           1,059


                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

                                                     Number of Days From Invoice Date
                                                Current        0-30      31-60      61-90   Over 90      Total
Accounts payable                                     -        3,218        355         (3)       (3)     3,567
Wages payable                                        -            -          -          -         -          -
Taxes payable                                        -            -          -          -         -          -
Rent/Leases-Building                                 -            -          -          -         -          -
Rent/Leases-Equipment                                -            -          -          -         -          -
Secured Debt/Adequate Protection Payments            -            -          -          -         -          -
Professional Fees                                    -            -          -          -         -          -
Amounts Due to Insiders*                             -            -          -          -         -          -
Other A/P Clearings                                564            -          -          -         -        564
Other                                              769            -          -          -         -        769
Total Postpetition Accounts Payable              1,333        3,218        355         (3)       (3)     4,900

Explain how and when the Debtor intends to pay any past-due postpetition debts.

Expected to be paid through operational cash flow as soon as possible.

*"Insider" is defined in 11 U.S.C. Section 101(31).

In Re: Consolidated                                 Case No.
  Debtor
                                                    Reporting Period: Nov 2002

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

        Accounts Receivable Reconciliation                            Amount
Total Accounts Receivable at the beginning of the reporting period     6,116
+ Amounts billed during the period.                                    3,612
-Amounts collected during the period.                                  3,522
Total Accounts Receivable at the end of the reporting period           6,206


       Accounts Receivable Aging                                      Amount
0-30 days old                                                          4,918
31-60 days old                                                           743
61-90 days old                                                           128
91+ days old                                                             417
Total Accounts Receivable                                              6,206
Allowance                                                                391
Other                                                                    297
Accounts Receivable (Net)                                              6,112


          DEBTOR QUESTIONNAIRE

      Must be completed each month                           Yes           No

1. Have any assets been sold or transferred outside the
   normal course of business this reporting period? If
   yes, provide an explanation below.                                      No

2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below.                           No

3. Have all postpetition tax returns been timely filed?
   If no, provide an explanation below.                      Yes

4. Are workers compensation, general liability and other
   necessary insurance coverages in effect? If no,
   provide an explanation below.                             Yes